UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event

reported): February 7, 2006

Emerson Electric Co.

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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

At the annual shareholder meeting on February 7, 2006, the Company’s shareholders approved by a vote of 93.6% the Emerson Electric Co. 2006 Incentive Shares Plan (the “Plan”), which is described on pages 18-20 of the Company’s Proxy Statement dated December 16, 2005 (the “Proxy Statement”). The Plan, a continuation of prior incentive shares plans, covers 10,000,000 shares of the Company’s common stock, plus approximately 680,000 shares remaining under the Company’s 1997 Incentive Shares Plan, subject to anti-dilution adjustments. Participants will be key employees, who are senior management personnel important to the growth of the Company. Furthermore, the participants will be determined by the Compensation Committee, the Plan administrator.

This description is qualified by the text of the Plan filed as Exhibit 10.1, and the description of the Plan on pages 18-20 of the Proxy Statement, which are incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

The following information is furnished pursuant to Regulation FD.

Emerson GAAP Underlying Orders – 3 Month Summary

(Percent change. Trailing 3-month average versus prior year.)

	Dec ’05	Jan ’06	Feb ’06
Process Management	+5	+10	+15 to +20
Industrial Automation	+5 to +10	+5 to +10	+5 to +10
Network Power	>20+	>20+	>20+
Climate Technologies	+15 to +20	+10 to +15	+10 to +15
Appliance and Tools	+5	+5	0 to +5
Total Emerson	+10 to +15	+10 to +15	+10 to +15

February 2006 Order Comments:

Order growth remained robust as favorable market dynamics and Emerson’s leading market positions continued to drive growth. Unfavorable currency exchange rates reduced orders by approximately 2 percentage points.

Process Management orders strengthened again as the energy end markets continued to generate high levels of activity. This segment has experienced balanced growth across the valve, measurement, and systems businesses.

Orders for Industrial Automation were led by continued capital spending and industrial demand in North America. The growth for this segment was led by the power generating alternator and the mechanical power transmission businesses.

Network Power orders continued at high levels due to strong growth in the key computing and telecommunications end-markets. The growth continued to be driven by the power systems and the embedded power businesses.

Orders for Climate Technologies remained strong with growth in the residential air-conditioning business now driven by 13 SEER demand. The industry standard switched from 10 SEER to 13 SEER effective January 23, 2006.

Appliance and Tools had solid growth from the tools and storage business and modest declines at the motors and appliance components business.

Upcoming Investor Events

On Tuesday, May 2, 2006, Emerson will issue the Company’s second quarter 2006 results. Emerson senior management will discuss the results during an investor conference call that will be held the same day. The call will begin at 2:00 p.m. Eastern Daylight Time (1:00 p.m. Central Daylight Time).

All interested parties may listen to the live conference call via the Internet by going to the Investor Relations area of Emerson’s Web site at www.gotoemerson.com/financial and completing a brief registration form. A replay of the conference call will be available for the next three months at the same location on the Web site.

Updates and further details on these and other upcoming events will be posted in the Calendar of Events area in the Investor Relations section of the corporate Web site as they occur.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description of Exhibits

10.1	Emerson Electric Co. 2006 Incentive Shares Plan (incorporated by reference to Emerson Electric Co. 2006 Proxy Statement dated December 16, 2005, Appendix C).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date: March 28, 2006	By:	/s/ H. M. Smith
H. M. Smith Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

10.1	Emerson Electric Co. 2006 Incentive Shares Plan (incorporated by reference to Emerson Electric Co. 2006 Proxy Statement dated December 16, 2005, Appendix C).